UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2007

Commission File Number	Registrant, State of Incorporation Address and Telephone Number	I.R.S. Employer Identification No.
333-42427	J. CREW GROUP, INC.	22-2894486

(Incorporated in Delaware)

770 Broadway

New York, New York 10003

Telephone: (212) 209-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 10, 2007, the Company announced the filing of a registration statement on Form S-1 with the United States Securities and Exchange Commission for a proposed public offering of its common stock. A copy of the press release is filed as Exhibit 99.1 hereto, and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by J. Crew Group, Inc. on January 10, 2007, announcing the filing of a registration statement on Form S-1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. CREW GROUP, INC.

By	/s/ James Scully
Name:	James Scully
Title:	Executive Vice President and Chief Financial Officer

Date: January 10, 2007

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